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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 9, 2003

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                       FIRST NIAGARA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   0-23975                   16-1545669
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 (State or Other Jurisdiction   (Commission file No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (716) 625-7500
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                                 Not Applicable
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          (Former name or former address if changed since last report)

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Items 1, 2, 3, 4, 6, 8 and 9:                        Not Applicable.


Item 5.  Other Events
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     On January 9, 2003 First Niagara  Financial  Group,  Inc.  (the  "Company")
issued a press release reporting that it has received stockholder and depositor approval to complete the second-step mutual-to-stock conversion of First Niagara Financial Group, MHC (the "MHC") and to complete the related stock offering, currently in process, in which shares of common stock representing the MHC's 61% ownership interest in the Company will be sold to investors. The conversion was approved by the stockholders of the Company and eligible depositors of First Niagara Bank at special meetings held on January 9, 2003. A copy of the press release is filed as exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits
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(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.


         Exhibit
         Number     Description
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         99.1       Press release dated January 9, 2003




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      FIRST NIAGARA FINANCIAL GROUP, INC.

                      By:    /s/ Paul J. Kolkmeyer
                             ----------------------------
                             Paul J. Kolkmeyer
                             Executive Vice President,
                             Chief Operating Officer and
                             Chief Financial Officer
                             (Duly authorized representative)


Dated: January 10, 2003